NATIONS FUNDS TRUST

Statement of Additional Information

Supplement dated October 3, 2002

to the Statement of Additional Information dated August 1, 2002

        The Statement of Additional Information for Nations Funds Trust is hereby supplemented by:

Adding the following text under the heading "PURCHASE, REDEMPTION AND PRICING OF SHARES-Purchase, Redemption and Exchange-Purchases and Redemptions":

Automatic Withdrawal Plan--Additional Information. Shareholders who hold shares in one or more Nations Funds through certain wrap fee programs with a minimum account size in the wrap program of $25,000, will be deemed to have met the $10,000 minimum account balance required to set up the Automatic Withdrawal Plan.